Income Taxes - Components of Company's Deferred Tax Assets and Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
DEFERRED TAX ASSETS:
Accounting reserves and accruals	$ 30,067	$ 32,521
Defined benefit plan	9,614	10,898
Investments in stock and derivatives	539	540
Deferred management rights proceeds	73,011
Rent escalation	27,086	24,574
Federal and State net operating loss carryforwards	16,946	113,015
Tax credits and other carryforwards	1,022	6,263
Investments in partnerships	3,778	3,323
Other assets	10,374	17,109
Total deferred tax assets	172,437	208,243
Valuation allowance	(18,347)	(19,222)
Total deferred tax assets, net of valuation allowance	154,090	189,021
DEFERRED TAX LIABILITIES:
Property and equipment, net	235,403	272,925
Goodwill and other intangibles	4,244	2,922
Other liabilities	3,381	12,752
Total deferred tax liabilities	243,028	288,599
Net deferred tax liabilities	$ 88,938	$ 99,578